SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                    _______________________

                            FORM 8-K

                         CURRENT REPORT
                    _______________________


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                         August 5, 1998
        DATE OF REPORT (Date of earliest event reported)


                        DILLARD'S, INC.
     (Exact name of registrant as specified in its charter)

      DELAWARE                     1-6140              71-0388071
(State  or  other               (Commission           (IRS Employer
jurisdiction of incorporation)  File  Number)    Identification Number)


        1600 Cantrell Road, Little Rock, Arkansas  72201
            (Address of principal executive offices)
                           (Zip Code)

                         (501) 376-5200
      (Registrant's telephone number, including area code)

Item 5.   Other Events

     Pursuant to the terms and conditions of a Terms Agreement among Registrant, Dillard's Capital Trust I and Morgan Stanley and Co. Incorporated, as representative of the Underwriters named therein("Representative"), dated August 5, 1998, Dillard's Capital Trust I will issue on or about August 12, 1998 $200,000,000 aggregate principal amount of 7.50% Capital Securities (liquidation amount $25 per Capital Security).

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 1(a)   Form    of   Underwriting   Agreement   Basic
                    Provisions relating to the Capital Securities

     Exhibit 1(b)   Terms  Agreement dated August 5,  1998  among
                    Registrant  Dillard's  Capital  Trust  I  and
                    Representative

     Exhibit 4      Form of Dillard's Capital Trust I 7.50%
                    Capital Securities

                           SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DILLARD'S, INC.
                                   (Registrant)


                              By: /s/ Steven K. Nelson
                                   Steven K. Nelson
                                   Vice President



Date: August 11, 1998

                         Exhibit Index


                      Exhibits to Form 8-K



       Number in
     Exhibit Table                 Exhibit

     Exhibit 1(a)   Form    of   Underwriting   Agreement   Basic
                    Provisions relating to the Capital Securities

     Exhibit 1(b)   Terms  Agreement dated August 5,  1998  among
                    Registrant  Dillard's  Capital  Trust  I  and
                    Representative

     Exhibit 4      Form of Dillard's Capital Trust I 7.50%
                    Capital Securities